                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 18, 1999




                           Commission File No. 0-25803

                    AMERICA'S SENIOR FINANCIAL SERVICES, INC.
        -----------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


           Florida                                     65-0181535
-------------------------------            ------------------------------------
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)



                              15544 N.W. 77th Court
                              Miami Lakes, FL 33014
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (305) 828-2599
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                      N.A.

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On August 18, 1999, America's Senior Financial Services, Inc. (the "Company"), through a wholly owned subsidiary, acquired all of the outstanding Common Stock of Jupiter Mortgage Corporation ("Jupiter"), for the aggregate consideration of $3,000,000. Said consideration was paid $500,000 in cash and the balance was paid by the issuance by the Company of an aggregate 360,750 shares of the Company's Common Stock (valued at $6.93 per share). In addition, pursuant to the terms of the Merger Agreement, dated as of August 18, 1999, if the average closing price of the Company's Common Stock for the 20 day period preceding August 18, 2000, is less than $7.00 per share, then the Company is obligated to issue additional shares of Common Stock to the sellers, following a formula set forth in such Agreement up to a maximum of 288,600 additional shares. In addition, pursuant to the term of the Merger Agreement, Michael J. Buono and Deane J. Anderson, principles of Jupiter, will continue as Officers and Directors of Jupiter.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements

The financial statements for Jupiter Mortgage Corporation for the years ended December 31, 1998 and 1997, and the Independent Auditor's Report thereon, are attached. See pages F-1 through F-8.

(b) Pro Forma Financial Information

The pro forma financial information required by this section, including an explanation of significant proforma adjustments, is attached. See pages P-1 through P-4.

(c) Exhibits

10.1 Merger Agreement, dated as of August 18, 1999.




Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 1999                AMERICA'S SENIOR FINANCIAL SERVICES, INC.



                                      By: /s/ Nelson A. Locke
                                          ----------------------------------
                                          Nelson A. Locke
                                          President

                          INDEPENDENT AUDITOR'S REPORT



To the Stockholders
Jupiter Mortgage Corporation


We have audited the accompanying balance sheets of Jupiter Mortgage Corporation (an S Corporation) as of December 31, 1998 and 1997, and the related statements of income, changes in stockholders' equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jupiter Mortgage Corporation as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ WISNESKI, BLAKISTON & LESLIE, P.A.



Jupiter, Florida
March 12, 1999

                          JUPITER MORTGAGE CORPORATION
                                 BALANCE SHEETS
                           December 31, 1998 and 1997






                                                   1998             1997
                                               -----------     ------------

                                         ASSETS
CURRENT ASSETS
  Cash                                         $   214,835     $     60,282
  Brokerage fees receivable                         67,714           16,078
  Loan to employees                                  7,628            3,776
  Prepaid expenses                                     889            5,514
                                               -----------     ------------
     TOTAL CURRENT ASSETS                          291,066           85,650

PROPERTY AND EQUIPMENT, net                         66,865           49,832

DEPOSITS                                            11,334            4,302
                                               -----------      -----------
                                               $   369,265      $   139,784
                                               ===========      ===========


                       LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Escrow deposits                              $     4,452      $     9,690
  Accounts payable                                      --            5,338
  Line of credit                                    93,609           36,000
                                               -----------      -----------
     TOTAL CURRENT LIABILITIES                      98,061           51,028


STOCKHOLDERS' EQUITY
  Common stock, $1 par value; 1,000 shares
    authorized, issued and outstanding               1,000            1,000
  Paid-in capital                                  124,106           24,106
  Retained earnings                                146,098           63,650
                                               -----------      -----------
      TOTAL STOCKHOLDERS' EQUITY                   271,204           88,756
                                               -----------      -----------
                                               $   369,265      $   139,784
                                               ===========      ===========






                            See accompanying notes.

                          JUPITER MORTGAGE CORPORATION
                              STATEMENTS OF INCOME
                 For the Years Ended December 31, 1998 and 1997








                                                     1998              1997
                                                 ------------      -----------

REVENUES                                         $  2,746,104      $ 1,725,225


EXPENSES
  Payroll and related expenses                      1,632,728        1,044,275
  Administrative, processing, and occupancy           995,928          633,424
                                                 ------------      -----------

     TOTAL EXPENSES                                 2,628,656        1,677,699
                                                 ------------      -----------

NET INCOME                                       $    117,448      $   47,526
                                                 ============      ==========





                            See accompanying notes.

                          JUPITER MORTGAGE CORPORATION
                 STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                 For the Years Ended December 31, 1998 and 1997





                                                      Common                      Additional                       Total
                                                      Stock           Common       Paid-in         Retained     Stockholders'
                                                   # of Shares        Stock        Capital         Earnings        Equity
                                                   -----------        ------     -----------       --------     -------------
STOCKHOLDERS' EQUITY,
  January 1, 1997                                      1,000         $1,000       $ 24,106        $ 27,185         $ 52,291

Net income for the year ended
  December 31, 1997                                       --             --             --          47,526           47,526

Distributions to stockholders'                            --             --             --         (11,061)         (11,061)
                                              --------------  -------------    -----------     -----------      -----------

STOCKHOLDERS' EQUITY,
  December 31, 1997                                    1,000          1,000         24,106          63,650           88,756

Capital contributed by stockholders'                      --             --        100,000              --          100,000

Net income for the year ended
  December 31, 1998                                       --             --             --         117,448          117,448

Distributions to stockholders'                            --             --             --         (35,000)         (35,000)
                                              --------------  -------------    -----------     -----------      -----------

STOCKHOLDERS' EQUITY,
  December 31, 1998                                    1,000         $1,000       $124,106        $146,098         $271,204
                                              ==============  =============    ===========     ===========      ===========







                            See accompanying notes.

                          JUPITER MORTGAGE CORPORATION
                            STATEMENTS OF CASH FLOWS
                 For the Years Ended December 31, 1998 and 1997




                                                                                     1998             1997
                                                                                 ------------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                                                                      $   117,448     $     47,526
  Adjustments to reconcile net income to net cash
    provided by operating activities:
        Depreciation                                                                   16,797           22,084
        Increase in current liabilities                                                47,033           43,930
        Increase in current assets                                                    (50,863)         (19,260)
        Increase in deposits                                                           (7,032)          (4,042)
                                                                                  -----------      -----------
      NET CASH PROVIDED BY OPERATING ACTIVITIES                                       123,383           90,238


CASH FLOWS FROM INVESTING ACTIVITIES
  Cash used to purchase equipment                                                     (33,830)         (62,467)
                                                                                  -----------      -----------
     NET CASH USED IN INVESTING ACTIVITIES                                            (33,830)         (62,467)
                                                                                  -----------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Repayment of long-term debt                                                              --           (1,927)
  Capital contributed                                                                 100,000               --
  Distributions to stockholders                                                       (35,000)         (11,061)
                                                                                  ------------     -----------
    NET CASH PROVIDED BY (USED IN)
    FINANCING ACTIVITIES                                                               65,000          (12,988)
                                                                                  -----------      -----------

NET INCREASE  IN CASH                                                                 154,553           14,783

CASH, Beginning of year                                                                60,282           45,499
                                                                                 ------------     ------------

CASH, End of year                                                                 $   214,835     $     60,282
                                                                                  ===========     ============
SUPPLEMENTAL DISCLOSURES
  Interest paid in cash during the period                                         $     4,578     $        624
                                                                                  ===========     ============



                            See accompanying notes.

                          JUPITER MORTGAGE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                           December 31, 1998 and 1997

Jupiter Mortgage Corporation (the Company), is a Florida Corporation incorporated on June 29, 1984. The Company is a licensed correspondent mortgage lender in the Palm Beach County Florida area.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and cash equivalents

Cash and cash equivalents include all highly liquid investments purchased with an original maturity of three months or less. The company occasionally maintains cash balances in financial institutions in excess of the federally insured limits.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation. Improvements are capitalized if they have a useful life of more than one year. Maintenance and repairs are charged to expense as incurred. Depreciation is computed using various methods over the estimated useful lives of the assets.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that directly affect the reported amounts of assets and liabilities and disclosure of continent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

Revenue recognition and credit risks

The company derives its revenues primarily from mortgage application fees paid by potential borrowers and from brokerage and processing fees payable by the borrower and others at the time of closing. The brokerage and processing fees are recognized as revenue at the time the loans are closed.

The Company operates in the mortgage banking industry, therefore, it is highly dependent on the status of the economy and interest rates.

Advertising

The costs of advertising, promotion, and marketing programs are charged to operations in the year incurred. Advertising expense was $44,128 and $44,621 for the years ended December 31, 1998 and 1997, respectively.

                          JUPITER MORTGAGE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                           December 31, 1998 and 1997


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income taxes

The Company has elected under the Internal Revenue Code to be an S Corporation. In lieu of corporation income taxes, the stockholders are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for income taxes is included in the financial statements.

Fair value of financial instruments

Cash, receivables, and accounts payable and accrued expenses are reflected in the financial statements at fair value because of the short-term maturity of those instruments.

Statement of comprehensive income

A statement of comprehensive income has not been included, per SFAS 130, "Reporting Comprehensive Income", as the Company has no items of other comprehensive income.

Reclassifications

Certain amounts in the 1997 financial statements have been reclassified to conform to the 1998 presentation.


2. PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

                                                      1998             1997
                                                  -----------      -----------
Computer and other office equipment               $    54,655      $    27,277
Furniture and fixtures                                 56,540           49,822
Vehicles                                               47,098           47,098
Leasehold improvements                                  9,158           14,942
                                                  -----------      -----------
                                                      167,451          139,139
Less allowance for depreciation                      (100,586)         (89,307)
                                                  -----------      -----------
                                                  $    66,865      $    49,832
                                                  ===========      ===========

Depreciation expense for the years ended December 31, 1998 and 1997 was $29,940 and $22,084, respectively.

                          JUPITER MORTGAGE CORPORATION
                         NOTES TO FINANCIAL STATEMENTS
                           December 31, 1998 and 1997


3. CREDIT ARRANGEMENTS

Lines of credit

The Company has two lines of credit. One is a $50,000 line which expires September 30, 1999, with interest at 11% paid monthly. The second line, entered into in 1998, is for $50,000 with interest at 11% paid monthly. At December 31, 1998 and 1997, approximately $94,000 and $36,000, respectively, was outstanding on the lines. The lines are personally guaranteed by the Company's shareholders.

Mortgage warehousing agreement

During 1998, the Company entered into an agreement with a financial institution to provide a $2,000,000 mortgage warehousing facility that assists the Company in originating and closing mortgages. The Company becomes liable under the agreement if the loans are not resold and all amounts in process at December 31, 1998 were subsequently sold. Interest paid during 1998 was less than $5,000. The line is personally guaranteed by the Company's shareholders.


4. COMMITMENTS AND CONTINGENCIES

Office leases

The Company operated six offices during 1998 (4 in 1997) with aggregate monthly rents approximating $7,000 and $5,000 during most of the years ended December 31, 1998 and 1997, respectively. One of the offices is leased on a month-to-month basis. The other leases expire at various times through November 2003. The leases are personally guaranteed by the Company's shareholders.

Minimum future commitments under existing leases are as follows:

                                           1998             1997
                                        ---------        ---------
          1999                          $ 107,700        $  37,800
          2000                          $ 107,400        $  23,000
          2001                          $  83,800        $  19,200
          2002                          $  79,700        $      --
          2003                          $  69,100        $      --


Litigation
From time to time, the Company is exposed to claims, regulatory, and legal actions in the normal course of business, some of which may be initiated by the Company. At December 31, 1998 and 1997, management believes that any such outstanding issues will be resolved without significantly impairing the financial condition of the Company.

AMSE/CFSF/JUPITER Comparative Proforma
CONSOLIDATED FINANCIAL STATEMENTS
   AMERICA'S SENIOR FINANCIAL SERVICES,INC. AND SUBSIDIARIES
   CONSOLIDATED PROFORMA BALANCE SHEET AT DECEMBER 31, 1998


                                                                                                       PROFORMA
                                               AMSE          CFSF          JUPITER      ADJUSTMENTS   CONSOLIDATED
------------------------------------------------------------------------------------------------------------------
ASSETS:
Cash and cash equivalents                  $   195,728    $    23,543    $   214,835                  $  434,106
Brokerage fee's receivable                      49,853         45,828         67,714                     163,395
Notes & Other Receivable                        22,618        106,000                                    128,618
Employee advances                               70,528             --          7,628                      78,156
Prepaid expenses                                46,699             --            889                      47,588
Property and equipment, net                    254,783         79,983         66,865                     401,631
Other Assets                                   319,940         67,739         11,334      (319,940)a      79,073
Goodwill, Net                                3,348,215             --                    4,763,398 a   8,111,613
----------------------------------------------------------------------------------------------------------------
    Total Assets                           $ 4,308,364    $   323,093    $   369,265                  $9,444,180

LIABILITIES:
Current portion of long-term debt          $     5,798    $   110,455    $    93,609                  $  209,861
Accounts payable and accrued expenses          173,904         60,909          4,452       143,871 a     383,136
Commission payable                              49,054         17,873             --                      66,927
Income taxes payable                                --             --             --                          --
Long-Term debt, less current portion            13,287             --             --                      13,287
----------------------------------------------------------------------------------------------------------------
    Total Liabilities                          242,043        189,237         98,061                     673,211

STOCKHOLDERS' EQUITY:
Common Stock                                     5,899          2,000          1,000           599 a       9,498
Additional paid-in capital                   4,584,932         59,369        124,106     4,517,574 a   9,285,981
Retained earnings                              (58,177)       (46,317)        28,650        17,668 a     (58,177)
Income YTD                                    (399,266)       118,806        117,448      (236,254)a    (399,266)
Unearned Compensation - restricted stock       (67,067)            --             --                     (67,067)
----------------------------------------------------------------------------------------------------------------
    Total stockholders' equity               4,066,321        133,856        271,204                  $8,770,969
----------------------------------------------------------------------------------------------------------------
    Total liabilities and stockholders'
      equity                               $ 4,308,364    $   323,093    $   369,265                  $9,444,180
================================================================================================================



(a) To record estimated purchase accounting entry as if the Capital & Jupiter acquisition took place on December 31, 1998.

AMERICA'S SENIOR FINANCIAL SERVICES,INC. AND SUBSIDIARIES
PROFORMA STATEMENTS OF OPERATIONS AT DECEMBER 31, 1998


                                                  1998        01/01/98 to      1998          1998
                                                 HISTORIC       7/31/98      HISTORIC       HISTORIC                     PROFORMA
                                                  AMSE            DOW          CFSF         JUPITER      ADJUSTMENTS   CONSOLIDATED
----------------------------------------------------------------------------------------------------------------------------------
REVENUES:                                      $ 1,797,632    $ 1,490,249   $ 1,419,184   $ 2,746,104                  $ 7,460,904
                                               ------------------------------------------------------   -----------    -----------

EXPENSES:
   Payroll and related expenses                  1,335,488        822,372       826,415     1,632,728                    4,617,003
   Administrative, processing, and occupancy       722,828        630,023       476,956       995,928                    2,825,735
   Acquisition costs                                14,969             --            --            --                       14,969
   Employee recruitment                             50,333             --            --            --                       50,333
   Goodwill amortization                            71,239             --            --            --       339,811 (a)    411,050
                                               ------------------------------------------------------   -----------    -----------

TOTAL EXPENSES                                   2,194,857      1,452,395     1,303,371     2,628,656       339,811      7,919,090
                                               ------------------------------------------------------   -----------    -----------

PROFIT (LOSS) FROM OPERATIONS                     (397,225)        37,854       115,813       117,448      (339,811)      (458,186)
                                               ------------------------------------------------------   -----------    -----------

INTEREST EXPENSE, (INCOME) NET                       2,041         16,094        (2,993)           --                       22,877
                                               ------------------------------------------------------   -----------    -----------

PROFIT (LOSS) BEFORE INCOME TAXES                 (399,266)        21,760       118,806       117,448      (339,811)      (481,063)

PROVISION FOR INCOME TAXES                              --             --            --            --                            0
                                               ------------------------------------------------------   -----------    -----------

NET PROFIT (LOSS)                              $  (399,266)   $    21,760   $   118,806   $   117,448   $  (339,811)   $  (481,063)
                                               ======================================================   ===========    ===========


(a) To annualize goodwill expense as if these acquisitions took place on Jan 1, 1998.

AMSE/ CFSF/ JUPITER Comparative  Proforma
CONSOLIDATED FINANCIAL STATEMENTS
        AMERICA'S SENIOR FINANCIAL SERVICES,INC. AND SUBSIDIARIES
        CONSOLIDATED PROFORMA BALANCE SHEET AT JUNE 30, 1999


                                                                                             PROFORMA
                                                 AMSE         JUPITER      Adjustments     CONSOLIDATED
-------------------------------------------------------------------------------------------------------
ASSETS:
Cash and cash equivalents                    $ 1,936,194    $   135,689                     $ 2,071,883
Brokerage fee's receivable                       106,962         76,645                         183,607
Notes & Other Receivable                         345,295             --                         345,295
Employee advances                                126,537          6,476                         133,013
Prepaid expenses                                 117,503             --                         117,503
Property and equipment, net                      407,553         55,990                         463,543
Other Assets                                     701,518         12,134                         713,652
Goodwill, Net                                  2,711,823             --     2,960,145 a       5,671,968
-------------------------------------------------------------------------------------------------------
    Total Assets                             $ 6,453,385    $   286,934                     $ 9,700,464

LIABILITIES:
Current portion of long-term debt            $   167,852    $    91,070                     $   258,922
Accounts payable and accrued expenses            277,413          5,009                         282,422
Commission payable                               107,078             --                         107,078
Income taxes payable                                  --             --                              --
Long-Term debt, less current portion           2,529,794             --                       2,529,794
-------------------------------------------------------------------------------------------------------
    Total Liabilities                          3,082,137         96,079                       3,178,216

STOCKHOLDERS' EQUITY:
Common Stock                                       6,909          1,000           361 a           8,270
Additional paid-in capital                     6,734,232        124,106     3,025,533 a       9,883,871
Retained earnings                               (457,443)         1,098        (1,098)a        (457,443)
Income YTD                                    (2,912,450)        64,651       (64,651)a      (2,912,450)
Unearned Compensation - restricted stock              --             --                              --
-------------------------------------------------------------------------------------------------------
    Total stockholders' equity                 3,371,248        190,855                       6,522,248
-------------------------------------------------------------------------------------------------------
    Total liabilities and stockholders'
      equity                                 $ 6,453,385    $   286,934                     $ 9,700,464
=======================================================================================================

a- To record estimated purchase accounting entry as if the Jupiter acquisition took place on June 30, 1999.

AMERICA'S SENIOR FINANCIAL SERVICES, INC. AND SUBSIDIARIES
PROFORMA STATEMENTS OF OPERATIONS INCLUDING JUPITER
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 1999



                                                HISTORIC        HISTORIC                     PROFORMA
                                                  AMSE          JUPITER      ADJUSTMENTS   CONSOLIDATED
------------------------------------------------------------------------------------------------------
REVENUES:                                      $ 1,970,688    $ 1,473,075                  $ 3,443,763

EXPENSES:
   Payroll and related expenses                  1,328,013        878,072                    2,206,085
   Administrative, processing, and occupancy       978,038        530,352                    1,508,390
   Goodwill amortization                         2,557,781             --        74,004 (a)  2,631,785
                                               --------------------------     ---------    -----------
TOTAL EXPENSES                                   4,863,832      1,408,424        74,004      6,346,260
                                               --------------------------     ---------    -----------

PROFIT (LOSS) FROM OPERATIONS                   (2,893,144)        64,651       (74,004)    (2,902,497)
                                               --------------------------     ---------    -----------

INTEREST EXPENSE (NET)                              19,306             --                       19,306
                                               --------------------------     ---------    -----------

PROFIT (LOSS) BEFORE INCOME TAXES               (2,912,450)        64,651                   (2,921,803)

PROVISION FOR INCOME TAXES                              --             --                           --
                                               --------------------------     ---------    -----------

NET PROFIT (LOSS)                              $(2,912,450)   $    64,651       (74,004)   $(2,921,803)
                                               ==========================     =========    ===========


(a) Goodwill expense for Jupiter as if this acquisition took place Jan. 1, 1999.